FOR IMMEDIATE RELEASE

ARKONA Contact:                     CCG Investor Relations Contact:
Dave Jenkins                        Mark Collinson
ARKONA, Inc.                        CCG Investor Relations
801-501-7109                        310-477-9800
dave.jenkins@ARKONA.com             mark.collinson@ccgir.com


ARKONA REPORTS RECORD SALES AND EARNINGS FOR FOURTH QUARTER AND FISCAL YEAR 2006

Salt Lake City, Utah - June 29, 2006 - ARKONA, Inc. (OTC BB: ARKN), a leader in supplying fully integrated on-demand business management solutions to automotive and powersports dealerships, today announced record revenues and earnings for its fourth quarter and full fiscal year ended March 31, 2006.

Fourth Quarter Fiscal 2006 Financial Results

Revenues rose 62.4% to $3.3 million in the fourth quarter of fiscal 2006 compared to $2.0 million in fourth quarter fiscal 2005. Gross profit rose to $1.6 million from $756,000 in the same quarter of fiscal 2005. Gross margin rose to 47.9% from 37.7% last year. Income from operations rose to $272,000 from a loss of ($285,000) in the same quarter of fiscal 2005. Income before tax charges and benefits was $268,000 compared to a loss of ($301,000) in the same quarter of fiscal 2005. Net income was $579,000 or $0.015 per fully diluted share in the fourth quarter of fiscal 2006 compared to a loss of ($263,000) or ($0.008) per fully diluted share in the same quarter of fiscal 2005.

Full Year Fiscal 2006 Financial Results

Full year revenues rose 52.3% to $11.1 million in full fiscal year 2006 from $7.3 million in full year fiscal 2005. Gross profit rose to $5.3 million from $3.1 million in fiscal 2005. Gross margin rose to 47.4% from 41.9% last year. Income from operations rose to $830,000 from a loss of ($292,000) in fiscal 2005. Income before tax charges and benefits was $821,000 compared to a loss of ($245,000) in fiscal 2005. Net income was $2.1 million or $5.3 cents per fully diluted share in fiscal 2006 compared to a loss of ($92,000) or ($0.3) cents per fully diluted share in fiscal 2005. Installations of the ARKONA dealer management system grew more than 57% during the fiscal year. Growth in revenues over the five year period, from fiscal 2002 to fiscal 2006, exceeded 375%. At March 31, 2006, the Company's balance sheet included total stockholders' equity of $4.3 million, $571,000 of cash and $279,000 of short and long-term debt.

Fiscal Year 2006 Highlights

During the year ARKONA strengthened its operations and improved its competitive position as follows:

     o ARKONA opened three new sales offices. Together with offices opened in June 2006, ARKONA has opened 11 offices in the last 22 months.

     o Among the sales wins in FY 2006 were additional new contracts with Chapman Automotive, one of the 50 largest retail and service automotive groups in the US. Chapman Group dealers represent 14 different manufacturers. We believe that more than 1,200 Chapman employees now use the ARKONA system.

June 29, 2006   ARKONA - Record Sales and Earnings - Fiscal Year 2006     Page 2

     o ARKONA achieved a major integration allowing all BMW Motorrad motorcycle dealers throughout the US to use ARKONA systems to communicate with BMW Motorrad corporate offices. Also, ARKONA entered into an agreement to provide software solutions to BMW's West Coast vehicle service center.

     o ARKONA entered into an agreement with two leading hardware distributors to provide ARKONA customers with more competitively priced hardware and computers that come pre-configured with ARKONA software.

"Fiscal 2006 was a record-setting year," said ARKONA Chairman and CEO Alan Rudd. "The increases in revenues were driven by sales of the Company's dealer management software products and by increases in recurring service and support revenues from our expanding base of installed systems. These results were achieved due to the focused efforts of our employees and the momentum that continues to build in the dealer market place for ARKONA solutions."

Conference Call

Alan Rudd, Chairman and Chief Executive Officer and Lee Boardman, Chief Financial Officer are scheduled to discuss these results in a conference call and webcast today, June 29 at 2:30 p.m. Mountain Time (1:30 p.m. Pacific; 4:30 p.m. Eastern).

To participate in ARKONA's first-ever public financial results conference call live by telephone, please dial (800) 475-3716 (toll-free domestic) or (719) 457-2728 (toll/international) approximately ten to fifteen minutes prior to the start time for registration, and reference the conference code 9554322. A webcast of the event can also be monitored by clicking on the webcast link on the Company's Web site, on the Investors Information page, at: http://www.ARKONA.com/company/investors.php.

For those unable to participate in the live conference call and webcast, an archive of the event will be available by telephone shortly after it ends. In addition, a link to an archive of the webcast will be available shortly following the event on the Company's Web site, on the Investors Information page, at http://www.ARKONA.com/company/investors.php, for ninety days.

About ARKONA, Inc. Founded in 1996, ARKONA is a leading supplier of fully integrated business management solutions for automotive and powersports dealerships. The Company's industry-leading application service provider or ASP model provides state-of-the-art technology and high-level technical support and training at low cost. The Company serves dealerships representing every major car manufacturer throughout all regions of the United States. ARKONA's Dealer Management System (DMS) also leads the market in technologically superior e-business solutions for automotive dealers that fully integrate back-office systems with a retail Web presence. ARKONA's DMS supports all major back-office functions including accounting, payroll and sales management. The ARKONA DMS is based on flexible, industry standard technology. For more information visit the company's Web site at www.ARKONA.com.

This release may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known or unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in Company expectations or results or any change in events.

                           (financial tables follow)

June 29, 2006   ARKONA - Record Sales and Earnings - Fiscal Year 2006     Page 3


                                  ARKONA, INC.
                            Statements of Operations
                          For the Years Ended March 31,

                                                     2006             2005
                                                 ------------    ------------
Revenues:
     Installation Services                       $  3,735,327    $  2,697,467
     Post-Installation Services                     5,783,424       3,997,133
     Hardware Sales                                 1,026,373         335,648
     Consulting Services                              578,525         264,435
     Other                                              6,149          14,247
                                                 ------------    ------------

     Total Revenues                                11,129,798       7,308,930

Cost of Sales                                       5,858,545       4,249,865
                                                 ------------    ------------

Gross Profit                                        5,271,253       3,059,065

Operating Expenses:
     Sales, Marketing & General Administrative      3,478,072       2,690,208
     Research & Development                           962,708         660,760
                                                 ------------    ------------

     Total Operating Expenses                       4,440,780       3,350,968
                                                 ------------    ------------

Income (loss) from operations                         803,473        (291,903)

Other (Expense) Income - net                           (9,411)         46,847
                                                 ------------    ------------

Income (Loss) Before Income Taxes                     821,062        (245,056)

Income Tax Benefit                                  1,244,000         152,682
                                                 ------------    ------------

Net Income (Loss)                                $  2,065,062    $    (92,374)
                                                 ============    ============

Basic Earnings per Common Share
     Income (Loss) from Operations               $      0.026    $     (0.009)
     Net Income (Loss)                           $      0.064    $     (0.003)
     Average Number of Shares Outstanding          32,278,717      31,956,688

Diluted Earnings per Common Share:
     Income (Loss) from Operations               $      0.021    $     (0.009)
     Net Income (Loss)                           $      0.053    $     (0.003)
     Average Number of Shares Outstanding          39,236,273      31,956,688


Please see the Company's filings with the SEC on Forms 10K for the fiscal years ended March 31, 2005 (as restated) and 2006.

                                                      (more)

June 29, 2006   ARKONA - Record Sales and Earnings - Fiscal Year 2006     Page 4

                                  ARKONA, INC.
                                  Balance Sheet
                              As of March 31, 2006

                                                        March 31,
                                                          2006

ASSETS
Current Assets:
     Cash and Cash Equivalents                         $  570,766
     Accounts Receivable, including unbilled amounts
         of $111,470 (less allowance for doubtful
         accounts of $25,000)                             902,060
     Prepaid Expenses                                      73,693
     Notes Receivable - current portion                    77,324
     Other                                                  4,170
                                                       ----------
     Total Current Assets                               1,628,013
                                                       ----------
Property and Equipment - net                              623,505
                                                       ----------
Other Assets:
     Deferred Tax Asset                                 1,560,000
     Capitalized Software Costs - net                   1,215,041
     Goodwill                                             156,622
     Intellectual Property                                 76,420
     Security Deposits                                     75,690
     Notes Receivable                                      40,192
                                                       ----------
     Total Other Assets                                 3,123,965
                                                       ----------

Total Assets                                           $5,375,483
                                                       ==========

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts Payable                                  $  159,901
     Accrued Liabilities                                  411,560
     Deferred Contract Revenue                            207,417
     Note Payable to Related Party                         50,000
     Current Portion Long-Term Notes Payable               62,563
                                                       ----------
     Total Current Liabilities                            891,441
                                                       ----------

Long-Term Notes Payable                                   166,123
                                                       ----------

                                     (more)

June 29, 2006   ARKONA - Record Sales and Earnings - Fiscal Year 2006     Page 5


                                  ARKONA, INC.
                                  Balance Sheet
                         As of March 31, 2006, continued

                                                                   March 31,
                                                                     2006

Total Liabilities                                                  1,057,564
                                                                ------------
Stockholders' Equity:
     Preferred Stock ($.001 par value; authorized
         10,000,000 shares; issued and outstanding
         575,000 shares)                                                 575
     Common Stock ($.001 par value; authorized
         75,000,000 shares; issued and outstanding
                                        32,489,670)                   32,490
     Additional Paid-In Capital                                   23,479,767
     Unearned compensation - stock options                            (5,848)
     Accumulated Deficit                                         (19,189,065)
                                                                ------------
     Total Stockholders' Equity                                    4,317,919
                                                                ------------

Total Liabilities & Stockholders' Equity                        $  5,375,483
                                                                ============


Please see the Company's filings with the SEC on Forms 10K for the fiscal years ended March 31, 2005 (as restated) and 2006.

                                     (more)

June 29, 2006   ARKONA - Record Sales and Earnings - Fiscal Year 2006     Page 6

                                  ARKONA, INC.
                            Statements of Cash Flows
                   For the Years Ended March 31, 2006 and 2005

                                                                March 31,        March 31,
                                                                  2006             2005
Cash Flows from Operating Activities
     Net Income (Loss)                                        $ 2,065,062    $   (92,374)
     Adjustments to Reconcile Net Income (Loss) to Net Cash
       Provided by Operating Activities:
                Depreciation Expense                              195,620        115,760
                Amortization Expense                              302,678        248,181
                Bad Debt (Write Offs)                             (50,000)       (10,134)
                Loss on Asset Disposition                             323
                Stock Compensation Expense (Income)                   634          6,918
                Realized Gain on Investments                      (55,973)
                Deferred Income Tax Benefit                    (1,248,000)      (156,000)
                Decrease (Increase) in Accounts Receivable       (387,634)       (19,690)
                Decrease (Increase) in Prepaid Expenses           (73,693)        11,621
                Decrease (Increase) in Other                       16,421         21,077
                Decrease (Increase) in Notes Receivable          (117,516)
                Decrease (Increase) in Security Deposits           46,390        (42,500)
                Increase (Decrease) in Accounts Payable             3,825         (1,703)
                Increase (Decrease) in Accrued Liabilities        169,792         45,292
                Increase (Decrease) in Deferred Revenue             7,091         61,307
                                                              -----------    -----------

     Net Cash Provided by Operating Activities                    920,993        131,782
                                                              -----------    -----------

Cash Flows from Investing Activities:
     Acquisition of Property and Equipment                       (459,638)      (254,792)
     Cash from Sale of Intangible Asset                           100,000
     Software Development Costs                                  (368,784)      (378,400)
                                                              -----------    -----------

     Net Cash Used in Investing Activities                       (828,422)      (533,192)
                                                              -----------    -----------

Cash Flows from Financing Activities:
     Net increase in Notes Payable                                228,686
     Proceeds from Issuance of Common Stock                        98,330        180,750
                                                              -----------    -----------

     Net Cash Provided by Financing Activities                    327,016        180,750
                                                              -----------    -----------

Net Increase (Decrease) in Cash                                   429,587       (220,660)

Beginning Cash Balance                                            141,179        361,839
                                                              -----------    -----------

Ending Cash Balance                                           $   570,766    $   141,179
                                                              ===========    ===========



Please see the Company's filings with the SEC on Forms 10K for the fiscal years ended March 31, 2005 (as restated) and 2006.

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